Exhibit 10.60

                         SECOND AMENDMENT TO THE LIMITED
                      LIABILITY COMPANY OPERATING AGREEMENT
                                       OF
                        WELLSFORD/WHITEHALL GROUP, L.L.C.

     This SECOND AMENDMENT (this "Second Amendment") to the LIMITED LIABILITY COMPANY OPERATING AGREEMENT of WELLSFORD/WHITEHALL GROUP, L.L.C. is made as of March 5, 2004, by and among WHWEL Real Estate Limited Partnership, a Delaware limited partnership ("WHWEL"), Wellsford Commercial Properties Trust, a Maryland real estate investment trust ("WCPT"), WXI/WWG Realty, L.L.C., a Delaware limited liability company ("Whitehall XI"), W/W Group Holdings, L.L.C., a Delaware limited liability company ("Holding Co."), and WP Commercial, L.L.C., a Delaware limited liability company ("Management Co.").

                                    RECITALS

     WHEREAS, WHWEL, WCPT, Whitehall XI, Holding Co. and the additional Members set forth on Schedule 1 annexed thereto are parties to the Limited Liability Company Operating Agreement of Wellsford/Whitehall Group, L.L.C., dated as of May 28, 1999, as amended by that certain First Amendment to the Limited Liability Company Operating Agreement of Wellsford/Whitehall Group, L.L.C., dated as of December 21, 2000, by and among WHWEL, WCPT, Whitehall XI, Holding Co. and Management Co. (as amended, the "Operating Agreement"). Capitalized terms used but not defined in this Second Amendment shall have the meanings given to such terms in the Operating Agreement;

     WHEREAS, the parties hereto agree to amend the Operating Agreement as set forth in this Second Amendment;

     NOW, THEREFORE, in order to carry out their intent as expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:


                                   ARTICLE I.
                      AMENDMENT TO THE OPERATING AGREEMENT

     The Operating Agreement is hereby amended as follows:

     Section 1.1. Section 5.2(f) of the Operating Agreement is hereby deleted in its entirety and replaced with the following:

               "(f) Notwithstanding anything contained herein to the contrary, after the Capital Commitments are fully funded or expire, the Whitehall Group and WCPT will, within 20 days after receipt of notice of a Mandatory Capital Call delivered by the Manager, fund or cause to be funded on a 'revolving' basis up to $8 million for Necessary Expenditures (i.e. amounts funded under this provision may be returned and redrawn again later). Such amounts will be funded 65% by the Members of the Whitehall Group and 35% by WCPT and Mandatory Capital Calls may be made at any time prior to March 31, 2005 for the funding of such amounts. Fundings of the $8 million for Necessary Expenditures will be contributed as Subordinated Preferred Equity, and will accrue dividends at the rate of LIBOR plus 500 basis points (5%) per annum. Such Subordinated Preferred Equity will be senior in priority to the Membership Units and will be paid prior to any distributions made on the account of the Membership Units."


                                   ARTICLE II.
                                  MISCELLANEOUS

     Section 2.1. Headings and Captions. All headings and captions contained in this Second Amendment are inserted for convenience only and shall not be deemed a part of this Second Amendment.

     Section 2.2. Variance of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or entity may require.

     Section 2.3. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     Section 2.4. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

     Section 2.5. Invalidity. Every provision of this Second Amendment is intended to be severable. The invalidity and unenforceability of any particular provision of this Second Amendment in any jurisdiction shall not affect the other provisions hereof, and this Second Amendment shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     Section 2.6. Ratification of Operating Agreement. Except as expressly set forth herein, the parties hereby ratify the Operating Agreement (as amended hereby) and agree that the Operating Agreement continues in full force and effect, provided that no party shall be relieved of any liability accruing under the Operating Agreement prior to giving effect to this Second Amendment.

                              [Signatures follow.]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


                                     WHWEL REAL ESTATE LIMITED PARTNERSHIP

                                     By:   WHATR Gen-Par, Inc., General Partner

                                     By:   /s/ Thomas D. Ferguson II
                                         ---------------------------------
                                           Name:     Thomas D. Ferguson II
                                           Title:     Vice President

                                     WXI/WWG REALTY, L.L.C.

                                     By:   /s/ Thomas D. Ferguson II
                                         ---------------------------------
                                           Name:     Thomas D. Ferguson II
                                           Title:     Vice President

                                     W/W GROUP HOLDINGS, L.L.C.

                                     By:   /s/ Thomas D. Ferguson II
                                         ---------------------------------
                                           Name:     Thomas D. Ferguson II
                                           Title:     Vice President

                                     WELLSFORD COMMERCIAL PROPERTIES TRUST

                                     By:   /s/ Jeffrey H. Lynford
                                         ---------------------------------
                                           Name:     Jeffrey H.Lynford
                                           Title:     Chairman

                                     WP COMMERCIAL, L.L.C.

                                     By:   /s/ Thomas D. Ferguson II
                                         ---------------------------------
                                           Name:     Thomas D. Ferguson II
                                           Title:     Vice President

                                     JOINDER

     Under power of attorney granted to the Manager pursuant to Section 12.1(b) of the Operating Agreement, as amended by the Second Amendment, the Manager hereby executes on behalf of each of the undersigned this Joinder to the Second Amendment.



                                      DOMINIC J. SARACENO

                                      By:  WP Commercial, L.L.C.

                                           By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      KURT W. SARACENO

                                      By:  WP Commercial, L.L.C.

                                           By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      INGEBORG E. SARACENO

                                      By:  WP Commercial, L.L.C.

                                           By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      HEIDI A. SARACENO-LAWLOR

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      LEAS A. SARACENO

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      STEPHEN DAVIS

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President


                                      EDWARD WERNER

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President

                                      CARLETON G. TARPINIAN

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President


                                      GEORGE MCLAUGHLIN, III

                                      By:   WP Commercial, L.L.C.

                                            By:  /s/ Thomas D. Ferguson II
                                         -----------------------------------
                                               Name:    Thomas D. Ferguson II
                                               Title:   Vice President